Report of Independent
Registered Public
Accounting Firm

To the Board of
Trustees and
Shareowners of
Pioneer International
Equity Fund

In planning and
performing our audit
of the financial
statements of Pioneer
International Equity
Fund as of and for the
year ended March 31,
2008, in accordance
with the standards of
the Public Company
Accounting Oversight
Board (United States),
we considered its
internal control over
financial reporting,
including controls
over  safeguarding
securities, as a basis
for designing our
auditing procedures
for the purpose of
expressing our
opinion on the
financial statements
and to comply with
the requirements of
Form N-SAR, but not
for the purpose of
expressing an opinion
on the effectiveness
of Pioneer
International Equity
Fund's internal
control over financial
reporting.
Accordingly, we
express no such
opinion.

The management of
Pioneer International
Equity Fund is
responsible for
establishing and
maintaining effective
internal control over
financial reporting. In
fulfilling this
responsibility,
estimates and
judgments by
management are
required to assess the
expected benefits and
related costs of
controls. A
company's internal
control over financial
reporting is a process
designed to provide
reasonable assurance
regarding the
reliability of financial
reporting and the
preparation of
financial statements
for external purposes
in accordance with
generally accepted
accounting principles.
Such internal control
over financial
reporting includes
those policies and
procedures that (1)
pertain to the
maintenance of
records that, in
reasonable detail,
accurately and fairly
reflect the
transactions and
dispositions of the
assets of the
company; (2) provide
reasonable assurance
that transactions are
recorded as necessary
to permit preparation
of financial
statements in
accordance with
generally accepted
accounting principles,
and that receipts and
expenditures of the
company are being
made only in
accordance with
authorizations of
management and
directors of the
company; and (3)
provide reasonable
assurance regarding
prevention or timely
detection of
unauthorized
acquisition, use or
disposition of a
company's assets that
could have a material
effect on the financial
statements.

Because of its
inherent limitations,
internal control over
financial reporting
may not prevent or
detect misstatements.
Also, projections of
any evaluation of
effectiveness to future
periods are subject to
the risk that controls
may become
inadequate because of
changes in conditions,
or that the degree of
compliance with the
policies or procedures
may deteriorate.

A deficiency in
internal control over
financial reporting
exists when the
design or operation of
a control does not
allow management or
employees, in the
normal course of
performing their
assigned functions, to
prevent or detect
misstatements on a
timely basis. A
material weakness is a
deficiency, or
combination of
deficiencies, in
internal control over
financial reporting,
such that there is a
reasonable possibility
that a material
misstatement of the
company's annual or
interim financial
statements will not be
prevented or detected
on a timely basis.

Our consideration of
Pioneer International
Equity Fund's internal
control over financial
reporting was for the
limited purpose
described in the first
paragraph and would
not necessarily
disclose all
deficiencies in
internal control that
might be material
weaknesses under
standards established
by the Public
Company Accounting
Oversight Board
(United States).
However, we noted
no deficiencies in
Pioneer International
Equity Fund's internal
control over financial
reporting and its
operation, including
controls over
safeguarding
securities that we
consider to be a
material weakness as
defined above as of
March 31, 2008.

This report is
intended solely for the
information and use
of management and
the Board of Trustees
of Pioneer
International Equity
Fund and the
Securities and
Exchange
Commission and is
not intended to be and
should not be used by
anyone other than
these specified
parties.






Boston,
Massachusetts
May 20, 2008